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EXHIBIT 99.2

 BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009

DATE:                                            June 26, 2007

TO:                                                 LaSalle Bank National Association, not in its individual capacity, but solely as Trustee on behalf of WaMu Mortgage Pass-Through Certificates Series 2007-OA6 Trust

ATTENTION:                               Emily Sigvenza

                                                        Trust Administrator

TELEPHONE:                              (312) 992-2833

FACSIMILE:                                (312) 904-1368

TO:                                                 Washington Mutual Bank

ATTENTION:                               Mercy Lu

TELEPHONE:                              206-461-5728

FACSIMILE:                                206-554-4889

TO:                                                 Bear Stearns Bank plc

ATTENTION:                               Derivatives Documentation

TELEPHONE:                              353-1-402-6225

FACSIMILE:                                353-1-402-6223

FROM:                                          Derivatives Documentation

TELEPHONE:                              212-272-2711

FACSIMILE:                                212-272-9857

RE:                                                 Novation Confirmation

REFERENCE NUMBER(S): FXNEC9734-BXNE238617

The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below.  This Novation Confirmation constitutes a “Confirmation” as referred to in the New Agreement specified below.

1.     The definitions and provisions contained in the 2004 ISDA Novation Definitions (the “Definitions”) and the terms and provisions of the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation.  In the event of any inconsistency between (i) the Definitions, (ii) the 2000 ISDA Definitions, and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2.     The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

Novation Trade Date:	June 26, 2007
Novation Date:	June 26, 2007
Novated Amount:	USD 247,620,308
Transferor 1:	Washington Mutual Bank
Transferor 2:	Bear Stearns Bank plc
Transferee 1:	LaSalle Bank National Association, not in its individual capacity, but solely as Trustee on behalf of WaMu Mortgage Pass-Through Certificates Series 2007-OA6 Trust (the “Trust” or “Transferee 1”)
Transferee 2:	Bear Stearns Financial Products Inc.
New Agreement (between Transferee 1 and Transferee 2):	The Master Agreement as defined in the New Confirmation

3.     The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

Trade Date of Old Transaction:	June 21, 2007
Effective Date of Old Transaction:	July 25, 2007
Termination Date of Old Transaction:	December 25, 2015

4.     The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

Full First Calculation Period:	Applicable, commencing on July 25, 2007.

5.     Other Provisions:  Additional Provisions relating to the New Transaction:

(a) Transferor 1, by its execution of this Novation Agreement, agrees to the terms of the provision of the definition of Notional Amount in Exhibit A hereto.

(b) Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Novation Confirmation is executed by the Trustee (i) this Novation Confirmation is executed and delivered by LaSalle Bank National Association not in its individual capacity but solely as Trustee under the PSA referred to in this Novation Confirmation in the exercise of the powers and authority conferred and vested in it thereunder, (ii) under no circumstances shall LaSalle Bank National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Novation Confirmation, and (iii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representations, undertakings and agreements of LaSalle Bank National Association.

6.     Offices:

Transferor 1:	Not Applicable
Transferor 2:	Not Applicable
Transferee 1:	Not Applicable
Transferee 2:	Not Applicable

The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning a facsimile of the fully-executed Novation Confirmation to 212-272-9857.  Transferor 1 and Transferor 2, by their respective execution of a copy of this Novation Confirmation, each agrees to the terms of the Novation Confirmation as it relates to the Old Transaction.  Transferee 1 and Transferee 2, by their respective execution of a copy of this Novation Confirmation, each agrees to the terms of the Novation Confirmation as it relates to the New Transaction.  The parties further agree that neither Transferor 1 nor Transferor 2 have any further obligations under the Old Transaction.  For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711.  For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6223.

Bear Stearns Financial Products Inc. By: /s/ Annie Manevitz Name: Annie Manevitz Title:Authorized Signatory Date:	Bear Stearns Bank plc By: /s/ Susan Donlon Name:Susan Donlon Title:Authorized Signatory Date:

LaSalle Bank National Association, not in its individual capacity, but solely as Trustee on behalf of WaMu Mortgage Pass-Through Certificates Series 2007-OA6 Trust

By:  /s/ Rita Lopez

        Name:Rita Lopez

        Title:Vice President

        Date:

Washington Mutual Bank By: /s/ Peggy Burton Name:Peggy Burton Title:Officer Date:6-26-07

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BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009

Exhibit A

DATE:                                          June 26, 2007

TO:                                               LaSalle Bank National Association, not in its individual capacity, but solely as Trustee on behalf of WaMu Mortgage Pass-Through Certificates Series 2007-OA6 Trust

ATTENTION:                              Emily Sigvenza

                                                      Trust Administrator

TELEPHONE:                             (312) 992-2833

FACSIMILE:                               (312) 904-1368

FROM:                                         Derivatives Documentation

TELEPHONE:                             212-272-2711

FACSIMILE:                              212-272-9857

SUBJECT:                                   Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER(S):     FXNEC9734

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. (”BSFP”) and LaSalle Bank National Association, not in its individual capacity, but solely as Trustee on behalf of WaMu Mortgage Pass-Through Certificates Series 2007-OA6 Trust (the “Trust” or “Counterparty”) under the Pooling and Servicing Agreement, dated as of June 1, 2007, among WaMu Asset Acceptance Corp., as Depositor, Washington Mutual Bank, as Servicer,  LaSalle Bank National Association, as Trustee, and Christiana Bank & Trust Company, as Delaware Trustee (the “PSA”).  This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.      This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”).  You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction.  In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.  Terms capitalized but not defined herein shall have the meanings attributed to them in the PSA.

2.      The terms of the particular Transaction to which this Confirmation relates are as follows:

         Type of Transaction:                    Rate Cap

Notional Amount:                        With respect to any Calculation Period, the lesser of:

(i) The Notional Amount set forth in Schedule I attached hereto for each Calculation Period, and

(ii) The outstanding aggregate Class CA-1B and Class CA-1C Balances (as defined in the PSA) immediately prior to the last day of such Calculation Period;provided, however, that if the holder of any portion of the Class CA-1B or Class CA-1C Certificates on the related Record Date (as defined in the PSA) is Washington Mutual Bank or any of its affiliates (each, a "WM Entity"), (a) such WM Entity shall not be entitled to retain any portion of the Floating Rate Payer payment amount received by it pursuant to this Confirmation and the PSA; (b) BSFP shall be entitled to be repaid such portion of the Floating Rate Payer payment amount; and (c) any Floating Rate Payer payment amount that is received by a WM Entity shall be returned by such WM Entity to BSFP as soon as it becomes aware of such payment (other than the return of such payment, neither the WM Entity nor BSFP shall incur any penalty or liability hereunder with respect to such payment); provided, further, that the immediately preceding proviso shall be inapplicable to any of the Class CA-1B or Class CA-1C Certificates that are (x) acquired by a WM Entity from an entity unaffiliated with any WM Entity; (y) held by such WM Entity temporarily, as described in FASB Staff Position FAS 140-2; Clarification of the Application of Paragraphs 40(b) and 40(c) of FASB Statement No. 140, posted November 9, 2005; and (z) classified as trading securities as described in FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities..

         Trade Date:                                 June 26, 2007

         Effective Date:                             July 25, 2007

         Termination Date:                        December 25, 2015

         Fixed Amount (Premium):        Inapplicable. Premium has been paid under the Old Transaction.

         Floating Amounts:

                  Floating Rate Payer:            BSFP

                  Cap Rate:                           With respect to any Calculation Period, the Cap Rate set forth in Schedule I attached hereto for such Calculation Period.

                  Floating Rate Payer

                  Period End Dates:               The 25th calendar day of each month during the Term of this Transaction, commencing August 25, 2007 and ending on the Termination Date, subject to No Adjustment.

                  Floating Rate Payer

                  Payment Dates:                   Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be two Business Days preceding each Floating Rate Payer Period End Date.

                  Floating Rate Option:          USD-LIBOR-BBA; provided, however, that if the Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 10.27000% then the Floating Rate for such Calculation Period shall be deemed equal to 10.27000%.

                  Designated Maturity:           One month

                  Floating Rate Day

                  Count Fraction:                   Actual/360

                  Reset Dates:                       The first day of each Calculation Period.

                  Compounding:                    Inapplicable

         Business Days:                             New York

         Business Day Convention:            Following

3.      Additional Provisions:                  Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable.  This paragraph shall be deemed repeated on the trade date of each Transaction.

4.      Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)      The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)  Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a)        "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)        The “Breach of Agreement” provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c)        The “Credit Support Default” provisions of Section 5(a)(iii) will not apply to BSFP or Counterparty.

(d)        The “Misrepresentation” provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e)        "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(f)         The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to  Counterparty.

(g)        Section 5 (a) (vii) is modified by deleting clause (2) thereof.

(h)        The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i)         The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(j)         Payments on Early Termination.  For the purpose of Section 6(e):

(i)         Market Quotation will apply.

(ii)        The Second Method will apply.

(k)        "Termination Currency" means United States Dollars.

3) Tax Representations.  Not applicable

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)        Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)        Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any  Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP	An opinion of counsel of such party regarding the enforceability of this Agreement in a form reasonably satisfactory to the other party.	Upon the execution and delivery of this Agreement	No
Counterparty	An executed copy of the PSA	Within 30 days after the date of this Agreement.	No

6)  Miscellaneous. Miscellaneous

(a)        Address for Notices:  For the purposes of Section 12(a) of the ISDA Form Master Agreement:

            Address for notices or communications to BSFP:

                        Address:           383 Madison Avenue, New York, New York 10179

                        Attention:          DPC Manager

                        Facsimile:         (212) 272-5823

            with a copy to:

                        Address:           One Metrotech Center North, Brooklyn, New York 11201

                        Attention:          Derivative Operations ‑ 7th Floor

                        Facsimile:         (212) 272-1634

                        (For all purposes)

            Address for notices or communications to the Counterparty:

                        Address:           LaSalle Bank National Association

                                                Global Securities and Trust Services

                                                135 S. LaSalle St., Suite 1511

                                                Chicago, IL  60603

                        Attention:          Emily Sigvenza

                                                Trust Administrator-WaMu 2007-OA6

                        Facsimile:         (312) 904-1368

                        Phone:              (312) 992-2833

                        (For all purposes)

(b)        Process Agent.  For the purpose of Section 13(c) of the ISDA Form Master Agreement:

            BSFP appoints as its

            Process Agent:                         Not Applicable

            The Counterparty appoints as its

            Process Agent:             Not Applicable

(c)        Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)        Multibranch Party.  For the purpose of Section 10(c) of the ISDA Form Master Agreement:

            BSFP is not a Multibranch Party.

            The Counterparty is not a Multibranch Party.

(e)                Calculation Agent.  The Calculation Agent is BSFP.

(f)         Credit Support Document.  Not applicable for either BSFP or the Counterparty.

(g)        Credit Support Provider.

            BSFP:  Not Applicable

            The Counterparty:  Not Applicable

(h)        Governing Law.  This Agreement shall be governed by, and construed in accordance with the law of the Sate of New York (without reference to choice of law doctrine except Section 5-1401 and Section 5-1402 of the New York General Obligation Law).

(i)         Amendments. Section 9(b) of the printed ISDA Form Master Agreement is amended and modified by adding the following at the end of such Section:

No amendment, modification or waiver in respect of this Agreement will be effective unless the Rating Agency Condition is satisfied.

(j)         Additional Transactions or Amendment to Current Transaction Absent Consent. No Transaction between BSFP and the Counterparty (other than the Transaction relating to the  Relevant Certificates originally entered into in connection with the execution of this Agreement) shall be entered into, nor shall any amendment, assignment, transfer, modification or waiver in respect of any such Transaction or the Confirmation thereof be entered into unless the Rating Agency Condition is satisfied.

(k)        Non-Petition.  BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against, the Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates (as defined in the PSA) and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

(l)         Severability.      If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

            The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(m)       Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(n)        Waiver of Jury Trial.     Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(o)        Additional Definitional Provisions.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act having consulted with (i) Moody’s and having received from Moody’s, a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Relevant Certificates; and (ii) S&P and having received from S&P, a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Relevant Certificates

“Moody’s” means Moody’s Investors Service, Inc., or any successor.

“S&P” Standard and Poor’s Ratings Services a division of The McGraw-Hill Companies, Inc. or any successor

“Relevant Certificates” means the Class CA-1B and Class CA-1C Certificates.

(p)        Trustee Capacity.  It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by LaSalle Bank National Association not in its individual capacity but solely as Trustee under the PSA referred to in this Agreement in the exercise of the powers and authority conferred and vested in it thereunder, (ii) under no circumstances shall LaSalle Bank National Association in its individual capacity or as Trustee be personally liable for the payment of any indebtedness or expenses or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement, and (iii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representations, undertakings and agreements of LaSalle Bank National Association.

(q)        Downgrade of BSFP.  If a Ratings Event (as defined below) shall occur and be continuing with respect to BSFP, then BSFP shall (A) within 10 Business Days of such Ratings Event, give notice to the Counterparty of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost) BSFP's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Consent (as defined below).  Unless such a transfer by BSFP has occurred within 20 Business Days after the occurrence of a Ratings Event, BSFP will post Eligible Collateral (as designated in the approved Credit Support Annex), to secure the Counterparty's exposure or potential exposure to BSFP, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof within 10 Business Days of the Counterparty's demand therefor.  The Eligible Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Consent.  Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral, BSFP shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party; provided, however, that BSFP's obligations to find a transferee and to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to BSFP.  For the purpose hereof, a "Ratings Event" shall occur with respect to BSFP if the long-term and short-term senior unsecured deposit ratings of BSFP cease to be at least “AA-” and “A-1” by Standard & Poor's Ratings Service ("S&P") and at least “Aa3” and “Prime-1” by Moody's Investors Service, Inc. ("Moody's") and at least “AA-” and “F1” by Fitch, Inc. ("Fitch"), to the extent such obligations are rated by S&P and Moody's and Fitch.  "Rating Agency Consent" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody's and Fitch have confirmed that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates.  The failure by BSFP to post Eligible Collateral in accordance herewith or to transfer its rights and obligations hereunder shall constitute an Additional Termination Event for which BSFP shall be the sole Affected Party.

(r)                 Additional Termination Event:

(i)            If, upon the occurrence of a Swap Disclosure Event (as defined in Part 6(s)(ii) below) BSFP has not, within five (5) Business Days after such Swap Disclosure Event complied with any of the provisions set forth in the Regulation AB Agreement reference below, then an Additional Termination Event shall have occurred with respect to BSFP, BSFP shall be the sole Affected Party and all Transactions hereunder shall be Affected Transaction.

(ii)     Regulation AB Compliance.  BSFP and Counterparty agree that the terms of the Indemnification and Disclosure Agreement dated as of June 26, 2007 (the “Regulation AB Agreement”), between Washington Mutual Bank and BSFP shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement.  A copy of the Regulation AB Agreement is attached hereto as Annex A.

(s)                Compliance with Regulation AB.

(i)  BSFP agrees and acknowledges that the Depositor is required under Regulation AB as defined under the Pooling and Servicing Agreement, to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate “significance percentage” of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii)  It shall be a swap disclosure event (“Swap Disclosure Event”) if, on any Business Day after the date hereof, the Depositor requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by Depositor, in good faith, that such information is required under Regulation AB) (the “Swap Financial Disclosure”).

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8)  Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

            “(g)      Relationship Between Parties.

                                    Each party represents to the other party on each date when it enters into a Transaction that:--

                        (1)  Nonreliance.  It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

                        (2) Evaluation and Understanding.

                        (i)  It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                        (ii)  It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                        (3) Purpose.  It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                        (4) Principal.  In the case of BSFP, it is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.  In the case of the Counterparty, LaSalle Bank National Association is entering into the Transaction not individually but solely as Trustee on behalf of the Trust.”

             NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.      Account Details and

         Settlement Information:

Payments to BSFP:

Citibank, N.A., New York

ABA Number: 021-0000-89, for the account of

Bear, Stearns Securities Corp.

Account Number: 0925-3186, for further credit to

Bear Stearns Financial Products Inc.

Sub-account  Number: 102-04654-1-3

Attention: Derivatives Department

Payments to Counterparty:

LaSalle Bank NA

ABA# 071000505

LaSalle CHGO/BNF LaSalle Trust

Acct# 724845.2

Attn: WAMU 07-OA6

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SCHEDULE I

From and including	To but excluding	Notional Amount (USD)	Cap Rate

Effective Date	8/25/2007	247,620,308	8.22187%
8/25/2007	9/25/2007	241,871,944	8.04617%
9/25/2007	10/25/2007	236,743,188	8.32331%
10/25/2007	11/25/2007	231,714,006	8.04603%
11/25/2007	12/25/2007	226,782,376	8.32316%
12/25/2007	1/25/2008	221,946,320	8.04590%
1/25/2008	2/25/2008	217,203,880	8.04583%
2/25/2008	3/25/2008	212,553,166	8.61926%
3/25/2008	4/25/2008	207,992,268	8.04569%
4/25/2008	5/25/2008	203,519,180	8.32281%
5/25/2008	6/25/2008	199,127,749	8.04553%
6/25/2008	7/25/2008	194,818,639	8.32263%
7/25/2008	8/25/2008	190,548,718	8.04538%
8/25/2008	9/25/2008	186,361,319	8.04530%
9/25/2008	10/25/2008	182,254,297	8.32240%
10/25/2008	11/25/2008	178,227,165	8.04516%
11/25/2008	12/25/2008	174,278,298	8.32225%
12/25/2008	1/25/2009	170,404,093	8.04501%
1/25/2009	2/25/2009	166,604,348	8.04494%
2/25/2009	3/25/2009	162,878,299	8.93575%
3/25/2009	4/25/2009	159,224,457	8.04480%
4/25/2009	5/25/2009	155,641,145	8.32188%
5/25/2009	6/25/2009	152,123,447	8.04464%
6/25/2009	7/25/2009	148,670,575	8.32171%
7/25/2009	8/25/2009	145,236,438	8.04448%
8/25/2009	9/25/2009	141,535,477	8.04451%
9/25/2009	10/25/2009	137,854,240	8.32175%
10/25/2009	11/25/2009	134,235,713	8.04469%
11/25/2009	12/25/2009	130,690,412	8.32195%
12/25/2009	1/25/2010	126,786,833	8.04499%
1/25/2010	2/25/2010	122,948,708	8.04518%
2/25/2010	3/25/2010	119,201,375	8.93630%
3/25/2010	4/25/2010	115,543,650	8.04555%
4/25/2010	5/25/2010	111,971,765	8.32292%
5/25/2010	6/25/2010	108,482,797	8.04590%
6/25/2010	7/25/2010	105,483,134	8.32326%
7/25/2010	8/25/2010	102,961,505	8.04623%
8/25/2010	9/25/2010	100,499,257	8.04639%
9/25/2010	10/25/2010	98,095,345	8.32378%
10/25/2010	11/25/2010	95,748,731	8.04673%
11/25/2010	12/25/2010	93,438,438	8.32395%
12/25/2010	1/25/2011	91,183,523	8.04671%
1/25/2011	2/25/2011	88,982,663	8.04670%
2/25/2011	3/25/2011	86,834,568	8.93776%
3/25/2011	4/25/2011	84,737,979	8.04668%
4/25/2011	5/25/2011	82,691,596	8.32389%
5/25/2011	6/25/2011	80,694,292	8.04666%
6/25/2011	7/25/2011	78,744,893	8.32387%
7/25/2011	8/25/2011	76,842,251	8.04663%
8/25/2011	9/25/2011	74,985,255	8.04662%
9/25/2011	10/25/2011	73,172,815	8.32383%
10/25/2011	11/25/2011	71,403,866	8.04660%
11/25/2011	12/25/2011	69,677,369	8.32381%
12/25/2011	1/25/2012	67,992,312	8.04658%
1/25/2012	2/25/2012	66,347,702	8.04656%
2/25/2012	3/25/2012	64,742,576	8.62011%
3/25/2012	4/25/2012	63,175,987	8.04654%
4/25/2012	5/25/2012	61,647,017	8.32375%
5/25/2012	6/25/2012	60,154,766	8.04652%
6/25/2012	7/25/2012	58,698,357	8.32372%
7/25/2012	8/25/2012	57,276,882	8.04649%
8/25/2012	9/25/2012	55,889,557	8.04648%
9/25/2012	10/25/2012	54,535,567	8.32368%
10/25/2012	11/25/2012	53,214,114	8.04645%
11/25/2012	12/25/2012	51,924,420	8.32366%
12/25/2012	1/25/2013	50,665,727	8.04643%
1/25/2013	2/25/2013	49,437,293	8.04642%
2/25/2013	3/25/2013	48,238,394	8.93745%
3/25/2013	4/25/2013	47,068,323	8.04639%
4/25/2013	5/25/2013	45,926,392	8.32359%
5/25/2013	6/25/2013	44,811,928	8.04636%
6/25/2013	7/25/2013	43,724,272	8.32356%
7/25/2013	8/25/2013	42,662,785	8.04634%
8/25/2013	9/25/2013	41,626,839	8.04632%
9/25/2013	10/25/2013	40,615,824	8.32352%
10/25/2013	11/25/2013	39,629,142	8.04629%
11/25/2013	12/25/2013	38,666,213	8.32349%
12/25/2013	1/25/2014	37,726,466	8.04627%
1/25/2014	2/25/2014	36,809,348	8.04625%
2/25/2014	3/25/2014	35,914,316	8.93726%
3/25/2014	4/25/2014	35,040,842	8.04622%
4/25/2014	5/25/2014	34,188,410	8.32341%
5/25/2014	6/25/2014	33,356,515	8.04619%
6/25/2014	7/25/2014	32,544,667	8.32338%
7/25/2014	8/25/2014	31,752,384	8.04616%
8/25/2014	9/25/2014	30,979,198	8.04615%
9/25/2014	10/25/2014	30,224,653	8.32334%
10/25/2014	11/25/2014	29,488,300	8.04612%
11/25/2014	12/25/2014	28,769,705	8.32330%
12/25/2014	1/25/2015	28,068,441	8.04608%
1/25/2015	2/25/2015	27,384,094	8.04607%
2/25/2015	3/25/2015	26,716,258	8.93706%
3/25/2015	4/25/2015	26,064,537	8.04604%
4/25/2015	5/25/2015	25,428,546	8.32322%
5/25/2015	6/25/2015	24,807,906	8.04600%
6/25/2015	7/25/2015	24,202,250	8.32318%
7/25/2015	8/25/2015	23,611,219	8.04597%
8/25/2015	9/25/2015	23,034,461	8.04595%
9/25/2015	10/25/2015	22,471,635	8.32313%
10/25/2015	11/25/2015	21,922,407	8.04592%
11/25/2015	Termination Date	21,386,449	8.32309%